UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 27, 2020
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant’s telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CTAM	OTCQX Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 – Entry into a Material Definitive Agreement

The New Notes

Indenture

As part of the Exchange Offer (as defined below), on March 27, 2020, A.M. Castle & Co. (the “Company”) issued $95,134,866 aggregate principal amount of its New Notes (as defined below). The New Notes are guaranteed on a senior basis by all current and future domestic subsidiaries (other than those designated as “Unrestricted Subsidiaries”) of the Company (the “Guarantors”).

The New Notes were issued pursuant to an indenture (the “Indenture”), which the Company and the Guarantors entered into with Wilmington Savings Fund Society, FSB, as Trustee and Collateral Agent, on March 27, 2020.  The New Notes are, secured by a lien on all or substantially all of the assets of the Company, its domestic subsidiaries and certain of its foreign subsidiaries, which lien the Collateral Agent has agreed will be junior to the lien of the Agent (as defined below) under the Amended Credit Facility described below.

The New Notes are convertible into shares of the Company’s common stock at any time at the initial conversion 2.1939631 shares of common stock per $1.00 principal amount of New Notes.  The value of shares of the Company’s common stock for purposes of the settlement of the conversion right will be calculated as provided in the Indenture, using a 20 trading day observation period. Upon conversion, the Company will pay and/or deliver, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, together with cash in lieu of fractional shares.

New Notes that are deemed, in accordance with the Indenture, to have been converted in connection with a “Fundamental Change” (as defined in the Indenture) are convertible, for each $1.00 principal amount of the New Notes, into that number of shares of the Company’s common stock equal to the greater of (a) $1.00 divided by the then applicable conversion price and (b) $1.00 divided by the stock price with respect to such Fundamental Change, subject to other provisions of the Indenture.

The New Notes are guaranteed, jointly and severally, by certain subsidiaries of the Company.  The New Notes and the related guarantees are secured by a lien on substantially all of the Company’s and the guarantors’ assets, subject to certain exceptions pursuant to certain collateral documents pursuant to the Indenture.  The terms of the New Notes contain numerous covenants imposing financial and operating restrictions on the Company’s business.  These covenants place restrictions on the Company’s ability and the ability of its subsidiaries to, among other things, pay dividends, redeem stock or make other distributions or restricted payments; incur indebtedness or issue certain stock; make certain investments; create liens; agree to certain payment restrictions affecting certain subsidiaries; sell or otherwise transfer or dispose assets; enter into transactions with affiliates; and enter into sale and leaseback transactions.

The New Notes may not be redeemed by the Company in whole or in part at any time, subject to certain exceptions provided under the Indenture. In addition, if a Fundamental Change occurs at any time, each holder of any New Notes has the right to require the Company to repurchase such holder’s New Notes for cash at a repurchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon, subject to certain exceptions.

The Company must use the net proceeds of material sales of collateral, which proceeds are not used for other permissible purposes, to make an offer of repurchase to holders of the New Notes. Indebtedness for borrowings under the Amended Credit Facility is subject to acceleration upon the occurrence of specified defaults or events of default, including failure to pay principal or interest, the inaccuracy of any representation or warranty of any obligor under the New Notes, failure by an obligor under the New Notes to perform certain covenants, the invalidity or impairment of the Collateral Agent’s lien on its collateral or of any applicable guarantee, and certain adverse bankruptcy-related and other events.

The New Notes will bear interest at a rate of 3.00% per annum if paid in cash or 5.00% if paid in kind per annum, payable quarterly. The New Notes will mature on August 31, 2024 and are convertible, at the option of the holders, into shares of the Company’s common stock.

Registration Rights Agreement

On March 27, 2020, the Company and certain stockholders (the “Relevant Stockholders”) entered into an amended and restated registration rights agreement relating to the New Notes (the “A&R Registration Rights Agreement”).  Under the Registration Rights Agreement, the Company has granted registration rights to the Relevant Stockholders with respect to certain Registrable Securities.

Initial Registration. Pursuant to the A&R Registration Rights Agreement, the Company is required to prepare a registration statement on Form S-3 covering the resale of Initial Registrable Securities (as defined in the A&R Registration Rights Agreement) and, as soon as reasonably practicable, file the registration statement with the SEC. The registration statement must be filed on or before the later of (i) 90 days after the closing date of the Exchange Offer and (ii) the date specified in a written notice to the Company by the holders of at least a majority of the Registrable Securities (calculated on an as-converted basis). The registration statement must cover (i) the shares of common stock issued to the Relevant Stockholders pursuant to the Exchange Offer plus (ii) 125% of the number of shares of common stock issuable upon conversion of the New Notes (without regard to any payments made in respect of any premium, make-whole premium or fundamental change) as of the business day immediately preceding the filing deadline for registration statement and, to the extent permitted by SEC guidance, must also include an indeterminate number of shares of common stock issuable upon conversion of the New Notes as a result of adjustments to the conversion rate pursuant to the indenture for the New Notes. The term “Initial Registrable Securities” includes (i) the shares of common stock beneficially owned by the Relevant Stockholders, their affiliates and funds and trusts managed by and under common management with such Relevant Stockholders at the Initial Filing Determination Date (as defined in the A&R Registration Rights Agreement) (including shares of common stock issued pursuant to the Exchange Offer and shares of common stock acquired after the closing date of the Exchange Offer, including as a result of the beneficial ownership of derivative securities other than the Notes); (ii) the Conversion Shares issued or issuable pursuant to the terms of the New Notes beneficially owned by the Relevant Stockholders, their affiliates and funds and trusts managed by and under common management with such Relevant Stockholders at the Initial Filing Determination Date (including Notes issued pursuant to the Exchange Offer and Notes acquired after the closing date of the Exchange Offer); (iii) any shares of capital stock of the Company issued or issuable to Relevant Stockholders, their affiliates and funds and trusts managed by and under common management with such Relevant Stockholders with respect to the Notes or the common stock described in clauses (i) and (ii), as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case without regard to any limitations on conversion, amortization and/or redemption of the New Notes; and (iv) for the avoidance of doubt, any shares of capital stock of the Company that would become issuable to Relevant Stockholders, their affiliates and funds and trusts managed by and under common management with such Relevant Stockholders by conversion of the Notes upon the consummation of the amendment to the Company’s articles of amendment and restatement and any other similar organizational documents as contemplated by Section 14.05(b) of the Indenture. The Company will be required to use its commercially reasonable efforts to have the registration statement declared effective by the SEC as soon as reasonably practicable, but in no event later than the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review.

Additional Registration. From time to time, the Relevant Stockholders may, by written notice to the Company, request that an amount of Additional Registrable Securities be registered on a registration statement filed with the SEC. The term “Additional Registrable Securities” means, as of any time, (i) any shares of common stock beneficially owned by Relevant Stockholders, their affiliates and funds and trusts managed by and under common management with such Relevant Stockholders (including as a result of the beneficial ownership of Notes or other derivative securities) whose resale is not then covered by any Registration Statement (as defined in the A&R Registration Rgiths Agreement) that has been filed pursuant to the A&R Registration Rights Agreement and is either effective or is in the process of being cleared by the SEC; (ii) any shares of capital stock of the Company issued or issuable to Relevant Stockholders, their affiliates and funds and trusts managed by and under common management with such Relevant Stockholders with respect to the Notes or the common stock, as applicable, as a result of any stock dividend, stock split, combination, reorganization and similar event or otherwise, without regard to any limitations on conversion, amortization and/or redemption of the New Notes; and (iii) for the avoidance of doubt, any shares of capital stock of the Company that would become issuable by conversion of the New Notes to any Investor, their affiliates and funds and trusts managed by and under common management with any such Investor upon the consummation of the amendment to the Company’s articles of amendment and restatement and any other similar organizational documents as contemplated by Section 14.05(b) of the Indenture. If the Company receives such notices with respect to an amount of Additional Registrable Securities representing, on an as-converted basis, at least 1.0% of the outstanding shares of common stock, the Company will be required to prepare a registration statement covering the resale of Additional Registrable Securities and, as soon as reasonably practicable, file the registration statement with the SEC. The registration statement must be filed within 30 days after the Company’s receipt of the notice triggering such filing obligation. The registration statement must register for resale at least that number of shares of common stock equal to the amount of Additional Registrable Securities determined as of the business day prior to the date such registration statement is initially filed with the SEC, subject to adjustment as provided in the stockholders agreement. Under the A&R Registration Rights Agreement, the Company must provide notice to the Relevant Stockholders of the anticipated filing date of the registration statement not less than five business days prior to the anticipated filing date, and each Investor is required to notify the Company of the number of shares of common stock to be included by it in the registration statement not later than the third business day after receipt of such notice from the Company. The Company will be required to use its commercially reasonable effort to have each such registration statement declared effective by the SEC as soon as reasonably practicable, but in no event later than the date which is the earlier of (x) 90 calendar days after the earlier of the filing date of such registration statement and 30 days after the Company’s receipt of the notice triggering such filing obligation and (y) the fifth business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review.

The term “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities; provided, however, Registrable Securities shall cease to constitute Registrable Securities to the extent such securities may be sold pursuant to Rule 144 promulgated under the Securities Act (or any similar provision then in force) without regard to volume or manner of sale limitations and constitute less than 2.5% of the outstanding common stock on an as-converted basis and on an aggregate basis.

Underwritten Public Offering. Pursuant to the A&R Registration Rights Agreement, among other things, any Investor holding Registrable Securities whose resale is covered by an effective registration statement filed pursuant to the A&R Registration Rights Agreement may request that the Company perform its obligations under the A&R Registration Rights Agreement in the form of a firm commitment underwritten public offering. The Company, however, will not be obligated to conduct an underwritten public offering unless the aggregate proceeds reasonably anticipated to be generated, net of underwriting discounts and commissions, equals or exceeds $10 million or unless such Underwritten Offering includes all of the Registrable Securities then owned by the requesting Relevant Stockholders.

The A&R Registration Rights Agreement includes customary indemnification provisions.

Supplemental Indenture

On March 27, 2020, the Company, the Guarantors and Wilmington Savings Fund Society, N.A., as trustee for the Existing Notes (as defined below), entered into a supplemental indenture to the indenture governing the Existing Notes (the “Existing Indenture”) to provide for, among other things,  the elimination or amendment of substantially all of the restrictive covenants, the release of all collateral securing the Company’s obligations under the Existing Indenture, and the modification of certain of the events of default and various other provisions contained in the Existing Indenture.

Intercreditor Agreements

On March 27, 2020, PNC Bank, National Association (in its capacity as “First Lien Agent”), the Trustee  and the Company and certain of its subsidiaries executed an Intercreditor Agreement (the “New Intercreditor Agreement”) providing for the lien priority of the first lien facility over the New Notes. The terms and conditions of the New Intercreditor Agreement are substantially consistent with those applicable to the existing intercreditor agreement between the First Lien Agent and the trustee for the Existing Notes (the “Existing Intercreditor Agreement”). On March 27, 2020, PNC Bank, National Association and the trustee for the Existing Notes also entered into an amendment of the existing Intercreditor Agreement to, among other things, remove certain limitations and rights of the Existing Notes with respect to the first lien facility (the “Amendment to the Existing Intercreditor Agreement”).

Amendment to Revolving Credit Facility

On March 27, 2020, the Company entered into an Amendment No. 2 to its Revolving Credit and Security Agreement (the “Credit Agreement Amendment”) by and among the Company, the other borrowers and guarantors party thereto and PNC Bank, National Association as the agent (the “Agent”) and the lenders, which amends that certain Revolving Credit and Security Agreement dated as of August 31, 2017 (as amended by the Credit Agreement Amendment, the “Amended Credit Facility”) to permit the Exchange Offer to proceed.

Each of the foregoing description of the Indenture, A&R Registration Rights Agreement, Supplemental Indenture, New Intercreditor Agreement, Amendment to the Existing Intercreditor Agreement and Amended Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of such document, each of which is filed as an exhibit hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the caption “The New Notes” is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On March 27, 2020, the Company and the trustee under the Existing Indenture relating to the Existing Notes entered into a Supplemental Indenture which materially modified the rights of noteholders who did not tender their Existing Notes in the exchange offer. The information in Item 1.01 under the caption “Supplemental Indenture” is responsive to this item and is incorporated herein by reference.

Item 8.01 Other Events

On March 27, 2020, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the successful completion of the exchange offer (the “Exchange Offer”), launched on February 27, 2020, to issue the Company’s new 3.00%/5.00% Convertible Senior PIK Toggle Notes due 2024 (the “New Notes”) and shares of its common stock in exchange for its existing 5.00%/7.00% Convertible Senior PIK Toggle Notes due 2022 (the “Existing Notes”). Approximately $190,200,285 in aggregate principal amount of the Existing Notes were tendered and accepted in the Exchange Offer. Pursuant to the terms of the Exchange Offer, Castle issued approximately $95,134,866 in aggregate principal amount of its New Notes and 70,260,676 shares of its common stock.  Holders of the Existing Notes who did not tender into this Exchange Offer will retain their Existing Notes.  Approximately $ 3,692,717 in aggregate principal amount of Existing Notes remain outstanding after the Exchange Offer.

Item 9.01 – Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description

4.1
Indenture governing 3.00%/5.00% Convertible Senior PIK Toggle Notes due 2024, dated March 27, 2020, between the Company, certain of its subsidiaries, and Wilmington Savings Fund Society, FSB, as Trustee and Collateral Agent.

4.2
Supplemental Indenture relating to the Indenture dated August 31, 2017, dated March 27, 2020, between the Company, certain of its subsidiaries, and Wilmington Savings Fund Society, FSB, as Trustee and Collateral Agent.

10.1
Amended and Restated Registration Rights Agreement, dated March 27, 2020, among the Company and the stockholders named therein, relating to the 3.00%/5.00% Convertible Senior PIK Toggle Notes due 2024.

10.2	Intercreditor Agreement, dated as of March 27, 2020, between PNC Bank, National Association and Wilmington Savings Fund Society, FSB, and acknowledged by the Company and certain of its subsidiaries.

10.3 10.4
Amendment to Intercreditor Agreement dated August 31, 2017, dated as of March 27, 2020, between PNC Bank, National Association and Wilmington Savings Fund Society, FSB, and acknowledged by the Company and certain of its subsidiaries.

Amendment No. 2 to the Revolving Credit and Security Agreement Revolving Credit dated August 31, 2017, dated as of March 27, 2020,  between the Company and certain of its subsidiaries, PNC Bank, National Association, as lender and as administrative and collateral agent, and the other lenders party thereto.

99.1	Press Release of A.M. Castle & Co. dated March 27, 2020.

Cautionary Note Regarding Forward Looking Statements

The information contained in the press release attached to this Form 8-K and the contents of this Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission. This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws.  Forward-looking statements are those that do not relate solely to historical fact.  Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, the benefits that we expect to achieve from our working capital management initiative and the timing and anticipated benefits of the exchange offer. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions.  These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include our ability to effectively manage our operational initiatives and implemented restructuring activities, the impact of volatility of metals prices, the impact of imposed tariffs and/or duties, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, the impact of our substantial level of indebtedness, and our ability to realize the anticipated benefits of the Exchange Offer as well as those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Jeremy Steele
March 27, 2020		Jeremy Steele
Senior Vice President, General Counsel & Secretary